                                                                    EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


As independent public accountants, we hereby consent to the incorporation of our reports included (or incorporated by reference) in this Form 10-K into AGCO Corporation's previously filed Registration Statements on Form S-8 (File No. 333-75591, File No. 333-75589 and File No. 333-04707).


                                             Arthur Andersen LLP
                                             /s/ Arthur Andersen LLP


Atlanta, Georgia
March 29, 2001